                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    February 1, 2006
                                                  ------------------------------

                    LB-UBS Commercial Mortgage Trust 2006-C1
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                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
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              (Exact Name of Sponsor as Specified in Its Charter)

 Delaware                         333-119328-08             82-0569805
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(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)          Identification No.)

745 Seventh Avenue, New York, New York                                     10019
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                Explanatory Note
                                ----------------

         Structured Asset Securities Corporation II is filing this amendment on
June 7, 2006 to its Current Report on Form 8-K, filed with the Securities and
Exchange Commission on February 17, 2006, to make certain corrections to the
Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On February 1, 2006, a pooling and servicing agreement dated as of
January 11, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among Structured Asset Securities Corporation II as depositor (the
"Registrant"), Wachovia Bank, National Association as master servicer, LNR
Partners, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled LB-UBS Commercial Mortgage
Trust 2006-C1 (the "LB-UBS Commercial Mortgage Trust 2006-C1"), Commercial
Mortgage Pass-Through Certificates, Series 2006-C1 (the "Certificates"). Certain
classes of the Certificates, designated as Class A-1, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
Class F and Class X-CP (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-119328).

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Shell Company Transactions:
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         Not applicable.

(d) Exhibits:
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Exhibit No.       Description

4.1               Pooling and Servicing Agreement dated as of January 11, 2006 among Structured Asset Securities Corporation II as
                  depositor, Wachovia Bank, National Association as master
                  servicer, LNR Partners, Inc. as special servicer, and LaSalle
                  Bank National Association as trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 15, 2006

                                       STRUCTURED ASSET SECURITIES
                                       CORPORATION II

                                         By:  /s/ David Nass
                                              -----------------------------
                                              Name: David Nass
                                              Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
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4.1                Pooling and Servicing Agreement dated as of January 11,
                   2006 among Structured Asset Securities Corporation II as
                   depositor, Wachovia Bank, National Association as master
                   servicer, LNR Partners, Inc. as special servicer and LaSalle
                   Bank National Association as trustee.

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